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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                December 2, 2004

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                          SCIENTIFIC GAMES CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    Delaware
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

                0-13063                                81-0422894
        (COMMISSION FILE NUMBER)          (I.R.S. EMPLOYER IDENTIFICATION NO.)

                              750 Lexington Avenue
                            New York, New York 10022
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (212) 754-2233
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01  Other Events

Scientific Games Corporation (the "Company") issued a press release dated December 2, 2004, announcing the pricing of its offering of $250.0 million aggregate principal amount of 0.75% convertible senior subordinated debentures due 2024 in a private offering to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933, as amended. The sale of the debentures is expected to close on or about December 23, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this report is neither an offer to sell nor a solicitation of an offer to buy any of the convertible senior subordinated debentures. The convertible senior subordinated debentures to be offered will not be registered under the Securities Act of 1933, as amended, or applicable state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.

Item 9.01  Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.         Description
-----------         -----------

99.1                Press Release of Scientific Games Corporation, dated
                    December 2, 2004.






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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   SCIENTIFIC GAMES CORPORATION


                                   By: /s/ Martin E. Schloss
                                      -----------------------------------------
                                      Name:   Martin E. Schloss
                                      Title:  Vice President and General Counsel

Date:  December 2, 2004




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                                  Exhibit Index




  Exhibit No.     Description
  -----------     -----------

      99.1        Press Release of Scientific Games Corporation, dated December
                  2, 2004.





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